UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

SITE Centers Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-11690	34-1723097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment (this “Amendment”) to the Current Report on Form 8-K filed by SITE Centers Corp. (the “Company”) on October 31, 2024 is being filed to correct a clerical error in the Capital Structure and Debt Detail table (page 8) of the Quarterly Financial Supplement for the quarter ended September 30, 2024 (“Quarterly Supplement”) issued by the Company on October 30, 2024. Specifically, “Less: Cash (including restricted cash)” at September 30, 2024 has been corrected to be consistent with cash balances cited elsewhere in the Quarterly Supplement, and the resulting “Net Debt” and “Total Market Capitalization” amounts at September 30, 2024 have also been corrected. A revised copy of the Quarterly Supplement is furnished as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2024, the Company issued a quarterly financial supplement containing financial and property information of the Company (“Quarterly Supplement”) for the quarter ended September 30, 2024, which includes a News Release containing financial results of the Company. A copy of the Company’s Quarterly Financial Supplement dated September 30, 2024, is attached hereto as Exhibit 99.1, which is incorporated herein by reference. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description

99.1	Quarterly financial supplement dated as of September 30, 2024 (Revised).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SITE Centers Corp.

Date: October 31, 2024	By:	/s/ Jeffrey A. Scott
Name: Jeffery A. Scott
Title: Senior Vice President and Chief Accounting Officer